UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1750 Elm Street, Manchester, NH 03104
(Address of principal executive offices) (zip code)

(603) 935-9799
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant

Boston Therapeutics, Inc. (the "Company") entered into a letter amendment (the "Letter Amendment") with CJY Holdings Limited ("CJY") whereby the parties amended that certain Securities Purchase Agreement entered between the parties on September 24, 2015, as amended, to allow for an increase in the aggregate investment by CJY to $1,752,000 (the "Financing").  CJY provided an additional $50,000 in funding on June 28, 2016.  The Letter Amendment was executed on June 28, 2016.

In connection with the Financing,  on September 24, 2015, October 20, 2015, November 30, 2015,  March 1, 2016, March 11, 2016, May 6, 2016 and June 28, 2016, the Company issued to CJY Convertible Promissory Notes (the "CJY Notes") in the amounts of $750,000, $300,000, $150,000, $250,000, $152,000, $100,000 and $50,000, respectively.  The CJY Notes bear interest of 10% and are payable three years from the date of issuance.  Prior to the maturity dates of the CJY Notes, CJY may elect to convert all or part of the CJY Notes, plus accrued interest, into shares of common stock of the Company at a conversion rate of $0.05 per share. The closings of the Financing occurred on September 24, 2015,  October 20, 2015, November 30, 2015, March 1, 2016, March 11, 2016, May 6, 2016 and June 28, 2016 in the aggregate amount of $1,752,000.

As of the date hereof, the Company is obligated on CJY Notes in the principal amount of $1,752,000 in connection with the Financing. The CJY Notes are debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited (2)
4.2	Form of Securities Purchase Agreement by and between Boston Therapeutics, Inc. and CJY Holdings Limited (1)
4.3	Form of 10% Convertible Promissory Note issued to CJY Holdings Limited (1)
4.4	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated November 30, 2015 (3)
4.5	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated March 1, 2016 (4)
4.6	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated March 1, 2016 (5)
4.7	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated May 6, 2016 (6)
4.8	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated June 28, 2016

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 2, 2015.
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 30, 2015.
(3)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on December 10, 2015.
(4)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on March 2, 2016.
(5)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on March 22, 2016.
(6)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: July 6, 2016	By: /s/ Conroy Chi-Heng Cheng Name: Conroy Chi-Heng Cheng Title: Interim CEO